UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2018

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300, Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Reading International, Inc.’s through its press release dated February 23, 2018, announced that the Superior Court of the State of California for the County of Los Angeles entered a statement of decision (the "Statement of Decision") in the matter regarding the James J. Cotter Living Trust (“Cotter Living Trust”), Case No. BP159755 (the "Trust Litigation") on February 14, 2018.

For more information, see the press release attached as exhibit 99.1, the charter of the Special Independent Committee attached as exhibit 99.2, and the California Superior Court issued Statement of Decision dated February 14, 2018 attached as exhibit 99.3, hereto.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Reading International, Inc. providing an update on the California Superior Court’s Ruling regarding the Cotter Living Trust
99.2	Reading International, Inc.’s Board of Directors Special Independent Committee Charter adopted on August 7, 2017
99.3

California Superior Court issued Statement of Decision dated February 14, 2018 in the matter In Re:  James V. Cotter, Living Trust, Ellen Marie Cotter, Margaret Cotter, Petitioners, vs. James J. Cotter, Jr., Respondent, Case No: BP159755

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: February 23, 2018	By:	/s/ Ellen Cotter
	Name:	Ellen Cotter
	Title:	Chief Executive Officer and President